SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2007
Intellect Neurosciences, Inc.

(Exact Name Of Registrant As Specified In Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

333-128226	20-2777006

(Commission File Number)	(I.R.S. Employer Identification No.)

7 West 18th Street, New York, NY	10011

(Address of Principal Executive Offices)	(Zip Code)
(212) 448-9300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.
SIGNATURES

Item 4.01.   Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.
Effective May 10, 2007, Intellect Neurosciences, Inc. (f/k/a GlobePan Resources, Inc.) (the “Company”) dismissed Amisano Hanson, Chartered Accountants (“Amisano Hanson”). Amisano Hanson served as the Company’s independent auditor for the period from April 26, 2005 (the Company’s date of incorporation) to June 30, 2005, the Company’s fiscal year ended June 30, 2006 and the interim period ended December 31, 2006 (collectively, the “Periods”).
Amisano Hanson’s reports on the Periods did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. Likewise, during the Periods, there were no disagreements with Amisano Hanson on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Amisano Hanson’s satisfaction, would have caused them to make reference thereto in their report on the Company’s financial statements for the Periods and there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.
Also, as of May 10, 2007, the Company engaged Eisner LLP (“Eisner”) as its independent registered accounting firm for the fiscal year ending June 30, 2007. During the Periods, neither the Company nor anyone acting on its behalf consulted with Eisner with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters, including disagreements or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B, except that Eisner audited the financial statements for the Company’s wholly-owned subsidiary, Intellect USA, Inc., a Delaware corporation, for the calendar year ended December 31, 2006.
The Board of Directors of the Company approved the dismissal of Amisano Hanson and the appointment of Eisner.
The Company has made the contents of this Form 8-K filing available to Amisano Hanson and requested it to furnish a letter to the Company addressed to the Securities and Exchange Commission as to whether or not Amisano Hanson agrees or disagrees with, or wishes to clarify, the Company’s expression of its views. The Company will file a copy of such letter on Form 8-K/A upon receipt.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: May 16, 2007	INTELLECT NEUROSCIENCES, INC.
	By:	/s/ Elliot Maza
		Name:	Elliot Maza
		Title:	President and CFO